SUPPLEMENT DATED FEBRUARY 17, 1999

                              TO

                      WEBS INDEX FUND, INC.

                           PROSPECTUS

                     DATED NOVEMBER 27, 1998


     The information in this Supplement updates the corresponding information in the Prospectus of WEBS Index Fund, Inc. (the
"Fund") dated November 27, 1998.

Recent Developments Regarding the Malaysia (Free) WEBS Index
Series

     As a result of regulatory relief the Fund recently received from the Malaysian Central Bank, the Malaysia (Free) WEBS Index Series (the "Malaysia Series") is now permitted to transfer Malaysian ringgits from its account to a redeeming investor's account maintained at a duly licensed Malaysian financial institution. Until further notice, the Fund will honor requests, in proper form, for the redemption of Creation Units of the Malaysia Series only through the delivery of Malaysian ringgits. The Fund has been unable to satisfy redemptions of Malaysia Series WEBS through the delivery of portfolio securities since September 1998 as a result of the capital controls imposed by the Malaysian Government at that time.

     Malaysia Series investors accepting redemption proceeds in ringgits will be subject to significant repatriation penalties under Malaysian law that involve exit levies and profit taxes.
On February 4, 1999, certain changes to the Malaysian restrictions referred to in the Fund's Prospectus and Statement of Additional Information were announced. Certain details regarding the new restrictions and their implementation are not available at this time. However, the Fund currently understands that, effective February 15, 1999, the prior repatriation restrictions were replaced with a system of graduated exit levies and profit taxes, ranging from 30% to zero, depending upon the amount of time the assets in question were in Malaysia. The Fund cannot assure Malaysia Series investors as to the interpretation of the restrictions or that they will not be revised in a manner that is adverse to the interests of an investor that has redeemed Creation Units of Malaysia Series WEBS for ringgits. Investors that redeem Creation Units of Malaysia Series WEBS at different times may be subject to significantly different economic consequences, depending on how the Malaysian exit levies and profit taxes are applied.

     In order for the Fund to complete a redemption of Malaysia Series WEBS, a redeeming investor will need to fulfill several requirements. These include the requirement to establish a proper account at a duly licensed Malaysian financial institution for receiving the redemption proceeds and the requirement to sign a form acknowledging that:

     - the redemption proceeds are payable to the investor's external account in Malaysia exclusively in ringgits rather than U.S. dollars,

     - such redemption proceeds in ringgits will be subject to repatriation taxes and levies and other restrictions under applicable Malaysian law, and

     - such restrictions may change in a way that is adverse to the interests of such person.

     A redeeming investor of Malaysia Series WEBS that is resident outside Malaysia will be exposed to currency risk for the period of time during which the investor holds Malaysia Series redemption proceeds in ringgits. During such a holding period, the value of the ringgit could decline relative to the value of the currency into which the investor may wish to convert its redemption proceeds.

     The Fund is also continuing to suspend sales of Creation
Units of WEBS of the Malaysia Series until further notice.


     So long as there remain impediments to creations and/or redemptions of Creation Units of Malaysia Series WEBS such as those described above, the Fund expects Malaysia Series WEBS to trade on the AMEX at substantially wider spreads to net asset value than they would in the absence of such impediments.


     Investors interested in redeeming Creation Units of Malaysia
Series WEBS should carefully review the Fund's Statement of Additional Information dated November 27, 1998 (the "SAI"), and any Supplements to the SAI, for further details.

Reduction of Certain Amounts in Fund Expenses Table

     In the expense table on pages 7 and 8 of the Prospectus, the amounts in the line items entitled "Maximum Transaction Fee (a) for Purchase of one Creation Unit of WEBS: In-kind and Cash Purchases (b)" and "Maximum Redemption Transaction Fee (a) for Redemption of one Creation Unit of WEBS: In-kind and Cash Redemptions (c)" are reduced as indicated for the following WEBS Index Series:

     -  Australia WEBS Index Series   $1,750
     -  Austria WEBS Index Series   $1,600
     -  Canada WEBS Index Series   $3,250
     -  Germany WEBS Index Series   $2,400
     -  Hong Kong WEBS Index Series   $3,800
     -  Malaysia (Free) WEBS Index Series   $4,150
     -  Mexico (Free) WEBS Index Series   $2,200
     -  Spain WEBS Index Series   $2,300
     -  United Kingdom WEBS Index Series   $4,750

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               SUPPLEMENT DATED FEBRUARY 17, 1999

                              TO

                      WEBS INDEX FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                     DATED NOVEMBER 27, 1998

     The information set forth herein supplements, and should be read in conjunction with, the corresponding information in the Statement of Additional Information of the WEBS Index Fund, Inc.
(the "Fund").


1. The information set forth below under this Item 1. relates solely to the Malaysia (Free) WEBS Index Series and is not relevant to any other WEBS Index Series.


     As a result of regulatory relief that was recently received from Bank Negara Malaysia (the Malaysian Central Bank), the Malaysia (Free) WEBS Index Series (the "Malaysia Series") is now permitted to transfer Malaysian ringgits from its account to a redeeming investor's account maintained at a duly licensed Malaysian financial institution. In such circumstances, until further notice, the Fund will honor requests submitted in proper form for the redemption of Creation Units of the Malaysia Series through the delivery of Malaysian ringgits. The value of the redemption proceeds will be based on the net asset value of the Malaysia Series as next computed by the Fund after receipt of the redemption request in proper form (less the transaction and redemption fees referred to below). The exchange rate used to convert such U.S. dollar amount to ringgits will be the same exchange rate as is used to compute the net asset value of the Malaysia Series, which currently differs from the "official" rate established by the Malaysian Government. The official rate is currently used by the independent compiler of the indicative optimized portfolio value for the Malaysia Series WEBS that is disseminated by the American Stock Exchange. The Fund has been unable to satisfy redemptions of Malaysia Series WEBS through the delivery of portfolio securities since September 1998 as a result of the capital controls imposed by the Malaysian Government at that time.

     In addition to the requirements applicable to any WEBS redemption request (including the requirement that it be submitted through an Authorized Participant), a redemption request in respect of Malaysia Series WEBS will not be considered to be in "proper form" unless and until the redeeming investor has presented its Authorized Participant and the Distributor with satisfactory evidence that the redeeming investor has established the requisite account for receipt of redemption proceeds in ringgit with a duly licensed Malaysian financial institution.
Any redemptions of Creation Units of Malaysia Series WEBS will be subject to the relevant redemption transaction fee (currently, $4,150 per Creation Unit redeemed) PLUS the additional variable charge associated with cash redemptions (currently, 1.07% of the value of the ringgit proceeds). The basic redemption transaction fee will be paid by the redeeming investor to the Fund in U.S. dollars, and the additional variable charge will be deducted from the ringgit proceeds transferred to the account of the redeeming investor.

     Persons accepting redemption proceeds in ringgit will be subject to repatriation penalties under Malaysian law that involve exit levies and profit taxes. On February 4, 1999, certain changes to the Malaysian restrictions referred to in the Fund's Prospectus and Statement of Additional Information were announced. Certain details regarding the new restrictions and their implementation are not available at this time. However, the Fund currently understands that, effective February 15, 1999, the prior repatriation restrictions were replaced with a system of graduated exit levies and profit taxes. The levies and taxes, certain of which are subject to approval by the Malaysian Parliament, vary depending on whether or not the ringgit assets in question entered Malaysia before February 15, 1999, and they range from 30% to zero based on the amount of time such assets have been in Malaysia and whether they are treated as "principal" or "profit". There can be no assurance regarding the interpretation of the restrictions or that they will not be revised in a manner that is adverse to the interests of an investor that has redeemed its Creation Units of Malaysia Series WEBS for ringgits. Investors that redeem Creation Units of Malaysia Series WEBS at different times may be subject to significantly different economic consequences, depending on how the Malaysian exit levies and profit taxes are applied, including the extent to which, if any, the Malaysian authorities trace the source of ringgits paid to redeeming investors by the Fund. In particular, based on preliminary information received from Bank Negara Malaysia, the Fund believes that redemption proceeds paid to redeeming investors for ringgit assets that entered Malaysia before February 15, 1999 will be viewed as being made out of "principal" of the Malaysia Series' ringgit assets before its "profits". Since repatriations of "principal" are subject to greater burdens than repatriations of "profits" under the new Malaysian restrictions, early redeemers of Creation Units of Malaysia Series WEBS (i.e., those whose redemption proceeds are viewed as being paid from "principal") may be subject to harsher repatriation penalties than later ones (i.e., those whose redemption proceeds are viewed as being made from "profits"). Principal with the shortest holding period will be deemed to be repatriated first. Consequently, owners of Creation Units of Malaysia Series WEBS that wish to redeem any Creation Units should consult with Malaysian expert advisers concerning the implications to them of the applicable Malaysian requirements and restrictions. Any investor that wishes to redeem a Creation Unit of Malaysia Series WEBS must acknowledge in writing that the redemption proceeds are payable to the investor's external account in Malaysia exclusively in ringgits rather than U.S. dollars, that such redemption proceeds in ringgits will be subject to repatriation taxes and levies and other restrictions under applicable Malaysian law, and that such restrictions may change in a way that is adverse to the interests of such person.

     For U.S. federal income tax purposes, a shareholder that receives a distribution of ringgits upon redemption of some or all of its Malaysia Series WEBS will have an amount realized equal to the U.S. dollar value of the ringgits at the time of the distribution. Pursuant to Section 988 of the Internal Revenue Code of 1986, as amended, upon subsequent disposition of the ringgits, the shareholder will recognize ordinary income or loss in respect of the change in the U.S. dollar value of the ringgits. Investors should consult their own tax advisers regarding the tax treatment, in their particular circumstances, of redeeming Malaysia Series WEBS and disposing of the ringgit redemption proceeds.


2. The information set forth below under this Item 2. supplements the information under "Redemption of WEBS in Creation Units" and applies to all WEBS Index Series.


     To the extent contemplated by an Authorized Participant's agreement with the Fund, in the event the Authorized Participant has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of WEBS to be redeemed to the Distributor, on behalf of the Fund, at or prior to the closing time of the regular trading session on the AMEX on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing WEBS as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing WEBS. Information concerning the Fund's current procedures for collateralization of missing WEBS is available from the Distributor. Such procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Fund's Custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Fund to purchase the missing WEBS or acquire the Deposit Securities and the Cash Component underlying such WEBS at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such WEBS, Deposit Securities or Cash Component and the value of the collateral.

                     *        *        *